UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2004

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2701 Kent Avenue West Lafayette, Indiana		47906-1382
(Address of principal executive offices)		(Zip Code)

(765) 463-4527
(Registrant's telephone number, including area code)

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.    Financial Statements and Exhibits.

        (a)         Not applicable.

        (b)         Not applicable.

        (c)         Exhibits

                      99.1    Bioanalytical Systems, Inc. press release, issued March 16, 2004.

Item 9.    Regulation FD Disclosure.

On March 16, 2004, Bioanalytical Systems, Inc. (the "Company") issued a press release announcing that the Company has named Michael R. Cox as Vice President-Finance, Treasurer and Chief Financial Officer effective April 1, 2004.

The full text of the press release is furnished as exhibit 99.1 to this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2004	Bioanalytical Systems, Inc. By: /s/ Michael P. Silvon Michael P. Silvon Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Bioanalytical Systems, Inc. press release, issued March 16, 2004.